Income Taxes (Deferred income taxes) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Deferred Tax Assets [Abstract]
Unearned and deferred compensation	$ 12,598	$ 14,937
Other	3,465	82
Deferred Tax Assets, Gross, Total	16,063	15,019
Deferred Tax Liabilities [Abstract]
Receivables from affiliates	(14,378)	(14,290)
Investments	(45,812)	(35,267)
Other	0	(755)
Deferred Income Tax Liabilities, Total	(60,190)	(50,312)
Deferred Tax Liabilities Net	$ (44,127)	$ (35,293)